Exhibit 10.13

SECOND AMENDED AND RESTATED REVOLVING COLLATERAL NOTE

June 20, 2023, as amended and restated,	Independence, Ohio	$1,000,000.00
November 1, 2023, as amended and restated, effective December 31, 2024,
Executed December..20_, 2024

FOR VALUE RECEIVED, each of the undersigned, jointly and severally, absolutely and unconditionally promises to pay not later than DECEMBER 31, 2025 (“Maturity Date”) to the order of INDEPENDENCE BANK (“Bank”), an Ohio banking organization, its successors and assigns, at Bank’s office located at 4401 Rockside Road, Independence, Ohio 44131 or at such other place as Bank may from time to time designate in writing, the principal sum of ONE MU..LION AND NO/100 DOLLARS (USO Sl,000,000.00) or such portion thereof as shall have been advanced by Bank under this Second Amended And Restated Revolving Collateral Note (this “Second Amended Note”) to or for the benefit of the undersigned, together with interest accruing from the effective date hereof at the rate and frequency as set forth herein, computed on the basis of a year consisting of 360 days, but applied to the actual number of days elapsed, at the fixed rate of SEVEN AND THREE-QUARTERS PERCENT (7.75%) per annum.

The principal amount payable under this Second Amended is the sum of all advances made by Bank under and pursuant to that certain Revolving Collateral Note dated June 20, 2023 in the original principal amount up to $1,000,000.00 (“Note”), as amended by that certain Amended And Restated Revolving Collateral Note effective November 1, 2023 in the principal amount up to $1,400,000.00 (“AmendedNote’1, less all payments and prepayments, if any, received by Bank under the Note and the Amended Note as of the effective date hereof. As of the effective date hereof, the unpaid principal balance owing to Bank under the Amended Note and renewed hereunder is $1,000,000.00, plus accrued and unpaid interest owing under the Amended Note as of the effective date hereof, and interest payable hereunder as set forth below. This Second Amended Note amends and restates the Amended Note. In the event of a conflict between this Second Amended Note and the Amended Note, the terms of this Second Amended Note control.

Subject to the terms of this Second Amended Note and the Loan Documents (as herein defined), Bank may advance sums from time to time hereunder and such sums may be repaid by the undersigned and re-advanced by Bank from time to time; provided, however, that the aggregate unpaid principal balance owing hereunder shall at no time exceed the face amount of this Second Amended Note. As a condition to Bank’s renewal of the Amended Note as set forth herein, the undersigned shall pay to Bank (i) a loan renewal fee in the amount of $5,000.00 and (ii) all of Bank’s out-of-pocket costs and expenses incurred in connection with this Second Amended Note, including, but not limited to, Bank’s reasonable attorney’s fees.

Prior to the Maturity Date, the undersigned shall make periodic payments under this Second Amended Note, in the amounts and frequency described immediately below, unless repayment is required sooner by reason of default by the undersigned hereunder and acceleration thereafter by Bank:

A. QUARTERLY interest payments, due and payable in arrears, computed at the interest rate set forth above, commencing on DECEMBER 31, 2024 and continuing on the last day of each calendar quarter thereafter (i.e., March 31, 2025, June 30, 2025, and September 30, 2025) and on DECEMBER 31, 2025, the Maturity Date of this Second Amended Note, all unpaid and accrued interest owing to Bank under this Second Amended Note shall be due and payable in full, together all unpaid principal owing hereunder and any other fees, charges and costs payable hereunder; and

B. QUARTER!..Y fixed principal payments, each in the amount of Two Hundred Thousand And No/100 Dollars (USD $200,000.00), due and payable on MARCH 31, 2025, JUNE 30, 2025, and SEPTEMBER 30, 2025, and on DECEMBER 31, 2025, the Maturity Date of this Second Amended Note, all unpaid principal owing to Bank under this Second Amended Note shall be due and payable in full, together with all unpaid and accrued interest owing to Bank hereunder and any other fees, charges and costs payable hereunder.

C. Notwithstanding anything set forth above, all sums due under this Second Amended Note, both principal and interest, together with any other fees, charges and costs payable hereunder, if not sooner paid, shall be due and payable on the Maturity Date. Each of the undersigned acknowledges that notwithstanding the quarterly payment amounts set forth above, the payment due on the Maturity Date will be a final payment consisting of (i) all accrued and unpaid interest and any other fees, charges and costs and (ii) the entire unpaid principal balance owing hereunder. If any periodic payment due hereunder shall become payable on a day other than a day on which Bank is open for business or payable on February 29 in a leap year, such payment shall be extended to the next succeeding business day and interest thereon shall be payable at the rate herein specified during the extension.

Prior to or after the Maturity Date, upon default in payment of any principal or interest when due, or upon any other default under the terms of this Second Amended Note, the principal of and unpaid interest owing under this Second Amended Note shall thereafter until paid in full bear interest at the rate of Four Percent (4.00%) per annum above the rate otherwise specified in this Second Amended Note, but in no event shall the interest rate applicable to this Second Amended Note prior to or after the Maturity Date exceed the maximum permissible interest rate allowed by law. The books and records of Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error. If the balance owing under this Second Amended Note shall exceed its face amount, the undersigned shall pay to Bank such excess on demand.

All payments hereunder shall be made in immediately available United States funds, without invoice, demand, set-off or counterclaim. Any prepayment(s) of principal prior to the Maturity Date shall be applied to the unpaid principal due hereunder and shall not postpone the due dates of the remaining payments required under this Second Amended Note. If any payment applied by Bank to this Second Amended Note is subsequently set aside, recovered, rescinded or otherwise required to be returned or disgorged by Bank for any reason (pursuant to bankruptcy proceedings, fraudulent conveyance statutes, or otherwise), this Second Amended Note shall be deemed to have continued in existence, notwithstanding the application. and this second Amended Note shall be enforceable as to the amount of such payment(s) as fully as if Bank had not received and applied the payment(s).

The undersigned, RANGE ENVIRONMENTAL RESOURCES, INC., a West Virginia corporation, duly licensed by the Ohio Secretary of State as a foreign for profit corporation assigned Ohio entity number 4872102 effective May 20, 2022 (“Debtor”), has caused to be deposited with and hereby pledges to Bank as security for the payment of this Second Amended Note and every other liability of each of the undersigned to Bank, whether joint or several, absolute or contingent, due or not due, and whether heretofore or hereafter contracted or existing, and in whatsoever manner acquired by or accruing to Bank, whether prior to or after the Maturity Date and whether the same have been or shall be participated, in whole or in part, to others by trust agreement or otherwise (all of the foregoing hereinafter referred to as “Obligations”), the following described property:

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EXCEPT AS SET FORTH HEREIN, ALL PAYMENT AND PERFORMANCE OBLIGATIONS ESTABLISHED UNDER TIIE NOTE AND THE AMENDED NOTE, TOGETHER WITH ALL COLLATERAL INTERESTS RELATED THERETO AND DOCUMENTS EXECUTED IN CONNECTION THEREWITH. TOGETHER WITH ANY AND ALL AMENDMENTS THERETO, INCLUDING, WITHOUT LIMITATION, EACH OF THE BELOW DESCRIBED COLLATERAL INTERESTS AND DOCUMENTS SECURING OR GUARANTEEING THE REPAYMENT OF THE NOTE AND TIIE AMENDED NOTE, SHALL CONTINUE TO SECURE OR APPLY TO ALL PAYMENT AND PERFORMANCE OBLIGATIONS OWING TO BANK UNDER THIS SECOND AMENDED NOTE AND EACH SHALL BE ENFORCEABLE BY BANK SUBJECT AND PURSUANT TO THE TERMS AND CONDITTONS OF THIS SECOND AMENDED NOTE:

The items of equipment, related parts, and machinery owned by Debtor listed on Exhibit A attached hereto and incorporated herein by reference and any and all proceeds derived therefrom, together with any and all future attachments, enhancements, and replacements thereto, wheresoever situated all as further described in those commercial security agreements given by Debtor to Bank dated June 20, 2023, November 3, 2023, and December J 2024 respectively, the terms and conditions of which, including any and all attachments thereto and amendments thereof, are incorporated herein by reference, together with all UCC financing statements and any exhibits relating thereto, and any all amendments thereof; the terms and conditions of which are also incorporated herein by reference.

The undersigned may prepay all or any portion of the principal sum hereof at any time without penalty. All payments and other amounts received by Ban1c shall be credited first to any accrued but unpaid interest owing under this Second Amended Note and then to the principal amount outstanding hereunder. In the event of a principal prepayment, the amount of the monthly payments of interest on this Second Amended Note shall be decreased to reflect the reduced amount of principal outstanding under this Second Amended Note.

Except as amended herein, all instruments and documents executed in connection with, or given as security for, the Note and the Amended Note shall be treated as instruments and documents executed in connection with this Second Amended Note and all of said instruments and documents shall hereinafter be referred to collectively as the “Loan Documents.” The terms and conditions of the Loan Documents are made a part hereof and incorporated herein by this reference and each of the undersigned and any guarantor(s) hereof covenant and agree to perform or cause to be performed all of the terms, conditions, covenants and agreements of the Loan Documents as fully as if such terms, conditions, covenants and agreements were set forth at length herein. Any and all references in this Second Amended Note to any other document(s), including any of the Loan Documents, shall be references to such document(s) as the same may from time to time be modified, amended. renewed, consolidated or extended.

Bank and any subsequent holder of this Second Amended Note shall have the right to accelerate the Maturity Date and to require additional or replacement collateral, if Bank or any subsequent holder shall in good faith deem itself insecure any time that the prospect of payment hereunder is impaired or the value of any collateral securing this Second Amended Note declines in value. At the option of Bank or any subsequent holder of this Second Amended Note, all of the Obligations shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default: (i) failure of the undersigned, with or without demand or notice, to deliver additional or replacement collateral to secure this Second Amended Note satisfactory to Bank; (ii) default in the payment or performance of any liability of the undersigned with respect to any of the Obligations or if any maker, endorser or guarantor of any of the Obligations shall default in the payment or performance pertaining thereto; (iii) failure to pay when due any insurance premium for any property (real or personal) now or hereafter held as collateral for this Second Amended Note: (iv) upon the death or mental incompetency of the undersigned, if applicable; (v) if either of the undersigned terminates or dissolves its business operations, fails to maintain its legal existence, abandons any collateral now or hereafter securing this Second Amended Note; (v) if either of the undersigned becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors or if any proceeding is instituted by or against either of the undersigned under any bankruptcy, insolvency or similar laws or any judgment is entered or any writ of attachment, garnishment or execution or tax lien is issued or levied against either of the undersigned or either of the undersigned’s respective property(ies); (vi) upon the sale of any assets other than bona fide sale transactions in the ordinary course of business directly or indirectly by the undersigned; or (vii) failure by either of the undersigned to pay, when due, any federal, state, or local tax, assessment, withheld tax, or any similar tax obligation.

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Upon the occurrence of any event of default, and at any time thereafter, Bank or any subsequent holder of this Second Amended Note shall have the rights and remedies of a secured party under the Ohio Uniform Commercial Code, as amended from time to time, and the right to sue for, collect or make any compromise or settlement Bank deems acceptable. Any deposits or other sums at any time credited by or due from Bank or any subsequent holder of this Second Amended Note to any maker, endorser or guarantor hereof and any securities or other property of any maker, endorser or guarantor hereof in the possession of Bank or any subsequent holder of this Second Amended Note may at all times be held and treated as collateral security for payment of the Obligations of the undersigned hereunder. Bank or any subsequent holder of this Second Amended Note may apply or set off such deposits or other sums at any time against any matured portion(s) of the payment obligations hereunder as to any maker, endorser or guarantor hereof. No delay or omission on the part of Bank or any subsequent holder of this Second Amended Note in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or as a waiver of any other right or remedy under this Second Amended Note. Any waiver hereunder by Bank shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

Upon any sale, transfer or pledge of this Second Amended Note, the holder hereof may transfer and deliver some or all of the collateral securing this Second Amended Note without any responsibility for any act, omission or course of dealing of any holder hereof with respect to such collateral and without terminating or otherwise affecting Bank’s security interest in any collateral retained by Bank as and for security for any of the Obligations owing to Bank, and until payment in full of all of the Obligations, any and collateral retained by Bank with respect to the Obligations shall continue to secure, in accordance with the terms and conditions as set forth herein, any of the unpaid Obligations owing to Bank notwithstanding any surrender of this Second Amended Note. Neither Bank nor any subsequent bolder of this Second Amended Note shall be bound to take any steps necessary to preserve any rights in the collateral against prior parties, which the undersigned hereby assumes to do. Neither Bank nor any subsequent holder of this Second Amended Note shall have any duty to exercise any warrant or option, to make any presentment or collection, or to preserve any right of any kind as to any collateral held hereunder or to pay interest on any cash deposits held as collateral hereunder.

Each of the undersigned’s payment and performance agreements under this Second Amended Note shall be (a) cross-defaulted with any existing or future indebtedness owing by either of the undersigned and/or any guarantor(s) hereof to Bank and (b) cross-collateralized, to the extent permitted by law, by each and every collateral interest now or hereafter held by or granted to Bank by either of the undersigned and/or any guarantor(s) hereof in respect of any real or personal property lien or security interest, including, without limitation, any or all of the collateral securing this Second Amended Note. As a result, any default under this Second Amended Note shall automatically constitute a default under any and all other indebtedness owing by either of the undersigned and/or any guarantor(s) hereof to Bank and any default by either of the undersigned and/or any guarantor(s) hereof under any other indebtedness owing to Bank shall automatically constitute a default hereunder,

If this Second Amended Note is now or later signed by more than one person, it shall be the joint and several liability of all such persons, and shall be binding upon each of their respective successors and permitted assigns. Except for any written notice(s) required hereunder or under the any of the Loan Documents, each of the undersigned and any other endorser(s), guarantor(s), and surety(ies) hereof jointly and severally waive presentment, protest, notice of protest, notice of dishonor, diligence in collection, the benefit of any exemption under any homestead exemption laws, if applicable, and any and all other notices and-matters of a like nature. All such endorser(s), guarantor(s), and surety(ies) consent to (i) any renewal, extension or modification (whether one or more) of the terms of this Second Amended Note (as agreed upon from time to time between the undersigned and Bank); (ii) the release or surrender, exchange or substitution of all or any part of the collateral securing this Second Amended Note; (iii) the granting of any other indulgences to either of the undersigned; and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to the undersigned and any endorser(s), guarantor(s) and surety(ies) hereof and without affecting the liability of said parties hereunder.

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Each of the undersigned represents to Bank that (i) the indebtedness evidenced by this Second Amended Note has been and will be used solely for business purposes; (ii) that none of the indebtedness has been or will be used in any manner whatsoever for personal, family, educational or household purposes; (iii) that the indebtedness evidenced by this Second Amended Note is an exempted transaction under the Truth-In-Lending Act, 15 U.S.C. §1601, et seq. and not a “consumer loan” or a “consumer transaction” as defined in O.R.C. §2323.13(E)(l) and (2), respectively; and (d) this Second Amended Note constitutes a “contract of indebtedness” under O.R.C. §13l9.02(A)(l).

If this Second Amended Note is placed in the hands of any attorney for collection or to defend or enforce any rights or remedies hereunder, each of the undersigned agrees to pay, to the extent permitted by law, including, without limitation, O.R.C. §1319.02, all reasonable attorneys’ fees, together with all court costs and related expenses paid or incurred by Bank or any holder of this Second Amended Note. As used herein, the term “holder” shall mean the payee or other endorsee of this Second Amended Note, who is in possession of this Second Amended Note or the bearer of this Second Amended Note, if this Second Amended Note is at the time payable to bearer.

So long as any indebtedness remains unpaid under this Second Amended Note, each of the undersigned shall furnish to Bank financial statements certified by each of the undersigned, in form and content satisfactory to Bank, together with such additional financial documents and/or information as may be reasonably requested by Bank from time to time, including, without limitation, signed copies of federal tax returns, together with any and all exhibits, each of the undersigned files annually with the Internal Revenue Service. Such financial statements shall be furnished to Bank by each of the undersigned at such annual or interim time periods as Bank shall require from time to time. The failure by the undersigned to furnish the aforesaid financial statements, information. and documents shall be an event of default hereunder.

Each of the undersigned further represents to Bank: (i) that the execution and delivery of this Second Amended Note and the Obligations required hereunder do not violate any law, conflict with any agreement by which either of the undersigned is bound, or require the consent or approval of any governmental authority or any other party or person; (ii) that this Second Amended Note is a valid and binding agreement, enforceable according to its terms; (iii) that all financial information furnished to Bank is accurate and fairly reflects the financial condition of the organization and/or person to which such financial information applies as of the effective date of such information, and the financial condition has not changed materially or adversely since the effective date(s); (iv) that each undersigned entity is duly organized, existing and in good standing pursuant to the Jaws of the state under which it is organized and the execution and delivery of this Second Amended Note have been duly authorized by all necessary action of its governing body and do not contravene the terms of the organizational documents governing its business affairs; and (v) as of the effective date of this Second Amended Note, there exists no claims, setoffs or defenses or rights to claims, setoffs or defenses by or on behalf of each of the undersigned as against Bank or any of Bank’s agents or representatives under any of the Loan Documents or in respect to any of the Obligations owing to Bank under this Second Amended Note.

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(JURY TRIAL WAIVER) EACH OF THE UNDERSIGNED WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BANK (OR ANY SUBSEQUENT HOLDER OF THIS SECOND AMENDED NOTE) AND THE UNDERSIGNED ARISING OUT OF OR IN CONNECTION WITH rms SECOND AMENDED NOTE OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS SECOND AMENDED NOTE OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF BANK (OR ANY SUBSEQUENT HOLDER OF THIS SECOND AMENDED NOTE) TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS SECOND AMENDED NOTE, ANY GUARANTY OF PAYMENT OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.

Each of the undersigned hereby authorizes any attorney at law to appear in any court of record in the State of Ohio or in any other state or territory of the United States at any time after the above indebtedness becomes due, and to waive the issuance of service of process and to confess judgment against any one or more or all of the undersigned in favor of Bank (or any holder of this Second Amended Note) for the amount then appearing due, together with interest at the rate provided for herein, and the costs of suit, together with any other charges, costs, and fees owing hereunder, and thereupon to waive and release all errors in said proceeding(s) and judgment(s), all petitions in error, all stays of execution, and all rights of appeal from the judgment(s) rendered. No such judgment or judgments against less than all of the undersigned shall be a bar to any subsequent judgment or judgments against any one or more of the W1dersigned against whom judgment has not been obtained hereon; this being a joint and several warrant of attorney to conf ss judgment. The within warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, this warrant of attorney may nevertheless be used to obtain one or more additional judgment(s). This provision and the rights herein granted shall not be affected by the death, dissolution or liquidation of the undersigned.

This Second Amended Note to Bank has been executed by the undersigned on the above date.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

RANGE ENVIRONMENTAL RESOURCES, INC.,	RANGE NATURAL RESOURCES, INC.,
a West Virginia corporation,	a West Virginia corporation,
licensed to transact business in Ohio	licensed to transact business in Ohio

By:	/s/ Michael Cavanaugh	By:	/s/ Michael Cavanaugh
	Michael Cavanaugh		Michael Cavanaugh
	Chief Executive Officer		Chief Executive Officer

Address: 200 Park Avenue, Suite 400	Address: 200 Park Avenue, Suite 400
Cleveland, OH 44122	Cleveland, OH 44122

LOAN NO.: 85219	MATURITY DATE: DECEMBER 31, 2025

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